DOLLARDAYS INTERNATIONAL, INC.

SECRETARY'S CERTIFICATE

June 23, 2008

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of DollarDays International, Inc., a Delaware corporation (the "Company"), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company. Pursuant to Section 9.1(c) of the Agreement and Plan of Merger dated as of June 23, 2008 (the "Agreement"), by and among Insignia Solutions PLC, a corporation organized under the laws of England and Wales ("Parent"), Jeode, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, the Company, and the Representative (as defined therein), the undersigned further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

1. Attached hereto as Exhibit A is a true, correct, and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto. No action has been taken to further amend, modify, or repeal such Certificate of Incorporation, which remains in full force and effect in the attached form as of the date hereof.

2. Attached hereto as Exhibit B is a true, correct, and complete copy of the Certificate of Good Standing regarding the Company issued by the Secretary of State of the state of Delaware and the Certificate of Certificate of Good Standing regarding the Company issued by the Arizona Corporation Commission.

3. Attached hereto as Exhibit C is a true, correct, and complete copy of the Bylaws of the Company. No action has been taken to amend, modify, or repeal such Bylaws, which remain in full force and effect in the attached form as of the date hereof.

4. Attached hereto as Exhibit D is a true, correct, and complete copy of the resolutions adopted by the Board of Directors of the Company by written consent dated as of June 23, 2008, authorizing the Agreement, the Merger, and the other transactions contemplated thereby, which are in compliance with the Company Organizational Documents. The resolutions contained in Exhibit D have not been amended, modified, revoked, or rescinded, and remain in full force and effect as of the date hereof.

5. Each person listed below has been duly elected or appointed to the positions indicated opposite his name and is duly authorized to sign the Agreement and each of the other agreements, instruments, and other documents executed by or on behalf of the Company pursuant to the Agreement or otherwise in connection with the transactions contemplated thereby, and the signature appearing opposite such person's name below is his genuine signature.

Name	Position	Signature
Peter H. Engel	Chief Executive Officer	
Marc Joseph	President	

6. The Company has taken all necessary and appropriate steps such that all Company Securities, including Options and Warrants, will be treated as set forth in Section 2 of the Agreement.

This certificate may be executed in one or more counterparts, all of which together shall be deemed to be one and the same instrument.

[Signature Page follows]

IN WITNESS WHEREOF, the undersigned has signed this certificate as of the date first written above.

DOLLARDAYS INTERNATIONAL, INC.

By: ____________________
Michael Moore, Secretary

I, Peter H. Engel, the Chairman and Chief Executive Officer of the Company, hereby certify that Michael Moore is the duly elected, qualified, and acting Secretary of the Company and that the signature set forth above is his true signature.

DOLLARDAYS INTERNATIONAL, INC.

By: ____________________
Peter H. Engel
Chairman and Chief Executive Officer

[Signature Page to Secretary's Certificate]

EXHIBIT A

Certificate of Incorporation

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "DOLLARDAYS INTERNATIONAL, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SIXTH DAY OF MARCH, A.D. 2008, AT 11:55 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "DOLLARDAYS INTERNATIONAL, INC.".

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

4515218 8100H

AUTHENTICATION: 6664324

080698678

DATE: 06-17-08

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:55 AM 03/06/2008
FILED 11:55 AM 03/06/2008
SRV 080290342 - 4515218 FILE

CERTIFICATE OF INCORPORATION OF DOLLARDAYS INTERNATIONAL, INC.

The undersigned, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate, and does hereby certify as follows:

ARTICLE I - NAME

The name of the corporation is DollarDays International, Inc. (the "Corporation").

ARTICLE II - REGISTERED OFFICE AND AGENT

The address of the Corporation's registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent. The name of the Corporation's registered agent at such address is National Registered Agents, Inc.

The name of the Corporation's registered agent at such address is Corporation Service Company.

ARTICLE III - PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV - CAPITALIZATION

1. Authorized Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty Thousand (20,000) shares, consisting of Eighteen Thousand (18,000) shares of Common Stock, par value $0.001 per share ("Common Stock"), and Two Thousand (2,000) shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

2. Preferred Stock.

(a) Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the "Board of Directors"), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) The number of shares constituting that series and the distinctive designation of that series;

(ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii) Any other relative rights, preferences and limitations of that series.

(b) No Class Vote On Changes in Authorized Number of Shares of Preferred Stock. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

(c) No Preemptive Rights. Except as expressly set forth in any Certificate of Designations relating to any series of Preferred Stock or any agreement between the

Corporation and its stockholders, the holders of Preferred Stock shall have no preemptive right to subscribe for any shares of any class of capital stock of the Corporation whether now or hereafter authorized.

3. Common Stock. The rights, privileges, preferences, qualifications, limitations and restrictions of the Common Stock are set forth in this Section 3.

(a) Voting Rights. Except as otherwise provided in and subject to Section 3(a)(ii) below or as otherwise required by applicable law, all holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, and the holders of Common Stock shall vote together as a single class.

(b) Dividends. Subject to the preferential dividend rights of any class or series of Preferred Stock outstanding from time to time, holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

(c) No Preemptive Rights. The holders of Common Stock shall have no preemptive right to subscribe for any shares of any class of capital stock of the Corporation whether now or hereafter authorized.

ARTICLE V- INCORPORATOR

The name and the mailing address of the incorporator of the Corporation is:

Name	*Mailing Address*
Brian Lee	Ellenoff Grossman & Schole LLP 370 Lexington Avenue, 19th Floor New York, New York 10017

ARTICLE VI - CREDITORS

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree

to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE VII - SECTION 203

The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

ARTICLE VIII - MANAGEMENT OF BUSINESS OF THE CORPORATION; NOTICES OF RECORD DATE

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. No election of directors need be by written ballot.

2. Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of such director.

3. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

ARTICLE IX - LIMITATION OF DIRECTOR LIABILITY

To the fullest extent that the General Corporation Law of the State of Delaware or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article IX shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

ARTICLE X - INDEMNIFICATION

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director

or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

ARTICLE XI - AMENDMENT TO CERTIFICATE OF INCORPORATION

From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article XI.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation this 4th day of March, 2008.

/s/ Brian Lee
Brian Lee
Incorporator

<u>EXHIBIT B</u>

Good Standing Certificates

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "DOLLARDAYS INTERNATIONAL, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-THIRD DAY OF JUNE, A.D. 2008.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "DOLLARDAYS INTERNATIONAL, INC." WAS INCORPORATED ON THE SIXTH DAY OF MARCH, A.D. 2008.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE NOT BEEN ASSESSED TO DATE.

SECRETARY'S OFFICE — DELAWARE

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

4515218 8300

080720193

AUTHENTICATION: 6680620

DATE: 06-23-08

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF ARIZONA

Office of the

CORPORATION COMMISSION

CERTIFICATE OF GOOD STANDING

To all to whom these presents shall come, greeting:

I, Brian C. McNeil, Executive Director of the Arizona Corporation Commission, do hereby certify that

*******DOLLARDAYS INC. (FN)*******

a foreign corporation organized under the laws of Delaware did obtain authority to transact business in the State of Arizona on the 6th day of June 2008.

I further certify that according to the records of the Arizona Corporation Commission, as of the date set forth hereunder, the said corporation has not had its authority revoked for failure to comply with the provisions of the Arizona Business Corporation Act; and that its most recent Annual Report, subject to the provisions of A.R.S. sections 10-122, 10-123, 10-125 & 10-1622, has been delivered to the Arizona Corporation Commission for filing; and that the said corporation has not filed an Application for Withdrawal as of the date of this certificate.

This certificate relates only to the legal authority of the above named entity as of the date issued. This certificate is not to be construed as an endorsement, recommendation, or notice of approval of the entity's condition or business activities and practices.

SEAL OF THE ARIZONA CORPORATION COMMISSION · DITAT DEUS · 1912

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission. Done at Phoenix, the Capital, this 23rd Day of June, 2008, A. D.

Executive Director

Order Number: 247553

EXHIBIT C

Bylaws

BYLAWS

OF

DOLLARDAYS INTERNATIONAL, INC.

ARTICLE 1

OFFICES

SECTION 1.01. *Registered Office.* The registered office of DollarDays International, Inc., a Delaware corporation (the "Corporation"), in the State of Delaware shall be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent. The name and address of the Corporation's registered agent at such address is National Registered Agents, Inc.

SECTION 1.02. *Other Offices.* The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

SECTION 1.03. *Books.* The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.01. *Time and Place of Meetings.* (a) All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors).

(b) The Board of Directors, in its sole discretion, may determine that such meetings be held wholly or partially by means of remote communication. For any meeting of stockholders to be held by remote communication, the Corporation shall (i) implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by remote communication is a stockholder or proxy holder, (ii) implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to

the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 2.02. *Annual Meetings.* An annual meeting of stockholders shall be held for the election of directors and for the transaction of such other business as may properly be brought before such meeting. Stockholders may, unless the Certificate of Incorporation otherwise provides, act by written consent to elect directors; *provided, however,* that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

SECTION 2.03. *Special Meetings.* Special meetings of stockholders for any proper purpose or purposes may be called at any time by the Board of Directors or the Chairman of the Board of Directors or shall be called by the Secretary of the Corporation whenever the stockholders of record owning a majority of the then issued and outstanding capital stock of the Corporation entitled to vote on matters to be submitted to stockholders of the Corporation shall request therefor (either by written instrument signed by a majority, by resolution adopted by a vote of the majority or by a ballot submitted by electronic transmission, provided that any such electronic transmission shall set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder). Any such written request shall state a proper purpose or purposes of the meeting and shall be delivered to the President or Secretary of the Corporation.

SECTION 2.04. *Notice of Meetings and Adjourned Meetings; Waivers of Notice.* (a) Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting of stockholders shall be given which shall state the hour, means of remote communication, if any, date and place, if any, thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such notice shall be delivered either personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(b) A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of an individual at a meeting in person, by proxy, or by remote communication shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

SECTION 2.05. *Quorum*. Unless otherwise provided under the Certificate of Incorporation or these bylaws and subject to Delaware Law, the presence, in person, by proxy, or by remote communication, of the holders of record of a majority of the then issued and outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall be necessary and sufficient to constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, any officer entitled to preside at or act as secretary of a meeting of stockholders shall adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.06. *Voting and Proxies*. (a) Unless otherwise provided in the Certificate of Incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each then issued and outstanding share of capital stock held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Unless otherwise provided in Delaware Law, the Certificate of Incorporation or these bylaws, the affirmative vote of a majority of the shares of Common Stock of the Corporation present, in person, by means of remote communication, or by written proxy, at a meeting of stockholders and entitled to vote on the subject matter shall be the act of the stockholders. If the Certificate of Incorporation provides for more or less than one vote for any share, on any matter, every reference in these bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

(b) Any stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him by written proxy, provided that the instrument authorizing such proxy to act shall have been executed in writing (which shall include faxing, telegraphing or cabling) or by electronic transmission by the stockholder himself or by such stockholder's duly authorized attorney and no such proxy shall be voted or

acted upon after three (3) years from its date of authorization, unless the proxy provides for a longer period.

SECTION 2.07. *Action by Consent.* (a) Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in Section 2.07(b).

(b) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section and Delaware Law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purpose of this Section 2.07, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder, and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on

which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office for written consents shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors.

(d) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

SECTION 2.08. *Organization.* At each meeting of stockholders, the Chairman of the Board of Directors, if one shall have been elected, or in his absence or if one shall not have been elected, the director designated by the vote of the majority of the stockholders present at such meeting, shall act as chairman of the meeting. The Secretary of the Corporation (or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 2.09. *Order of Business.* The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

SECTION 2.10. *Inspectors of Election.* (a) The Board of Directors, in advance of any meeting of the stockholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act or if inspectors shall not have been so appointed, the person presiding at a meeting of the stockholders may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.

(b) The inspectors, if so appointed, shall determine the number of shares of capital stock outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising

in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. No director or candidate for office shall act as an inspector of an election of directors.

SECTION 2.11. *Lists of Stockholders.* The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number and class of shares held by each. Nothing contained in this Section 2.11 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held wholly or partially by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

ARTICLE 3

DIRECTORS

SECTION 3.01. *General Powers.* Except as otherwise provided in Delaware Law or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

SECTION 3.02. *Number, Election and Term of Office.* (a) The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors but shall not be fewer than one (1) nor more than Ten (10). The directors shall be elected at the annual meeting of the stockholders, and each director so elected shall hold office until his successor is elected and qualified or until his

earlier death, resignation or removal. Directors need not be stockholders. The initial Board of Directors shall consist of three (3) directors until changed as herein provided.

(b) All elections of directors shall be held by written ballot, except as provided in the Certificate of Incorporation, or Section 2.02 and Section 3.12 herein; if authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

SECTION 3.03. *Quorum and Manner of Acting.* Unless the Certificate of Incorporation or these bylaws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors deemed to be present at a meeting at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place, if any (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which directors may be deemed to be present in person and vote at such meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.04. *Time and Place of Meetings.* The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, or by remote communication, and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a determination by the Board of Directors).

SECTION 3.05. *Annual Meeting.* The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Delaware, or by remote communication, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.

SECTION 3.06. *Regular Meetings.* After the place and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall

have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.

SECTION 3.07. *Special Meetings.* Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of any two (2) directors. Notice of special meetings of the Board of Directors shall be given to each director at least two (2) days before the date of the meeting in such manner as is determined by the Board of Directors. A written waiver of any such notice, signed by the director entitled hereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.08. *Committees.* The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware Law to be submitted to the stockholders for approval, (ii) adopting, amending or repealing any bylaw of the Corporation, (iii) amending the Certificate of Incorporation, (iv) adopting an agreement of merger or consolidation, (v) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or (vi) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution and unless the resolution of the Board of Directors or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

SECTION 3.09. *Action by Consent.* Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken

at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board, or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 3.10. *Telephonic or Electronic Meetings.* Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, as the case may be, by means of conference telephone, remote communication, or similar communications equipment by means of which all persons participating in the meeting can hear, speak, and/or communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.

SECTION 3.11. *Resignation.* Any director may resign at any time by giving written notice to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.12. *Vacancies.* Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors to be elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.

SECTION 3.13. *Removal.* Any director or the entire Board of Directors may be removed, with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote and the vacancies thus created may be filled in accordance with Section 3.12 herein.

SECTION 3.14. *Compensation.* Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

ARTICLE 4

OFFICERS

SECTION 4.01. *Principal Officers.* The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board of Directors may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.

SECTION 4.02. *Election, Term of Office and Remuneration.* The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.

SECTION 4.03. *Subordinate Officers.* In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.

SECTION 4.04. *Removal.* Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.

SECTION 4.05. *Resignations.* Any officer may resign at any time by giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.06. *Powers and Duties.* The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.

ARTICLE 5

EXECUTION OF INSTRUMENTS AND DEPOSIT OF CORPORATE FUNDS

SECTION 5.01. *Execution of Instruments Generally.* The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

SECTION 5.02. *Borrowing.* No loans or advance shall be obtained or contracted for, by or on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may obtain loans and advances for the Corporation, and for such loans and advances may make, execute and deliver promissory notes, bonds, or other evidences of indebtedness of the Corporation. Any officer or agent of the Corporation thereunto so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, bonds, other securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

SECTION 5.03. *Deposits.* All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

SECTION 5.04. *Checks, Drafts, etc.* All checks, drafts or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers or agent or agents of the Corporation, and in such manner, as from time to time shall be determined by the Board of Directors.

SECTION 5.05. *Proxies.* Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed

and delivered from time to time on behalf of the Corporation by the President or by any other person or persons thereunto authorized by the Board of Directors.

SECTION 5.06. *Other Contracts and Instruments.* All other contracts and instruments binding the Corporation shall be executed in the name and on the behalf of the Corporation by those officers, employees or agents of the Corporation as may be authorized by the Board of Directors. That authorization may be general or confirmed to specific instances.

ARTICLE 6

CERTIFICATES OF STOCK

SECTION 6.01. *Form and Execution of Certificates.* The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman of the Board or the Chief Executive Officer and by the President or the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the corporate seal or a printed or engraved facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

SECTION 6.02. *Transfer of Shares.* The shares of the stock of the Corporation shall be transferrable on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Board of Directors shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 6.03. *Closing of Transfer Books.* The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when the issuance, change, conversion or

exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

SECTION 6.04. *Fixing the Record Date.* (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, *provided* that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by Delaware Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by Delaware Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for

determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6.05. *Lost or Destroyed Certificates.* A new certificate of stock may be issued in the place of any certificate previously issued by the Corporation, alleged to have been lost, stolen, destroyed or mutilated, and the Board of Directors may, in its discretion, require the owner of such lost, stolen, destroyed or mutilated certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Board of Directors may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith.

SECTION 6.06. *Consideration and Payment.* The capital stock may be issued for such consideration, not less than the par value of any such stock expressed in dollars, as shall be fixed by the Board of Directors. Payment of such consideration may be made, in whole or in part, in money, other tangible or intangible property, labor or services performed. No certificate shall be issued for any share until the share is fully paid.

ARTICLE 7

GENERAL PROVISIONS

SECTION 7.01. *Dividends.* Subject to limitations contained in Delaware Law and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation. Before payment of any dividend, the Board of Directors may set aside out of any funds available for dividends such sum or sums as the Board of Directors, in its absolute discretion, deems proper as a reserve fund to meet contingencies or for equalizing dividends or to repair or maintain property or to serve such other purposes conducive to the interests of the Corporation

SECTION 7.02. *Fiscal Year.* The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

SECTION 7.03. *Corporate Seal.* The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

SECTION 7.04. *Voting of Stock Owned by the Corporation.* The Board of Directors may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any Corporation (except this Corporation) in which the Corporation may hold stock.

SECTION 7.05. *Amendments.* These bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

SECTION 7.06. *Indemnification.* The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, indemnify it officers and members of the Board of Directors and may, if authorized by the Board, indemnify its employees and agents and any and all persons whom it shall have power to indemnify against any and all expenses, liabilities or other matters.

SECTION 7.07. *Notice.* (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these bylaws, such notice may be mailed or given by a form of electronic transmission consented to by the person to whom the notice is given. Any such consent shall be revocable by such person by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices in accordance with such consent and (b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; *provided, however*, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b) Notice given pursuant to these bylaws shall be deemed given: (i) if mailed, when deposited in the United States mail, postage pre-paid, addressed to the person entitled to such notice at his or her address as it appears on the books and records of the Corporation, (ii) if by facsimile telecommunication, when directed to a number at which such person has consented to receive notice; (iii) if by electronic mail, when directed to an electronic mail address at which such person has consented to receive notice; (iv) if by a posting on an electronic network together with separate notice to such person of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (v) if by any other form of electronic transmission, when directed to such person. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated herein.

(c) For purposes of these bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

SECTION 7.08. *Waiver of Notice.* Whenever notice is required to be given by law, the Certificate of Incorporation or these bylaws, a waiver thereof submitted by electronic transmission or in writing signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance

of an individual at a meeting, in person, by written proxy, or by means of remote communication, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and the execution by a person of a consent in writing or by electronic transmission in lieu of meeting shall constitute a waiver of notice of the action taken by such consent. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors, or members of a committee of the Board of Directors need be specified in any such waiver or notice.

SECTION 7.09. *Counterparts.* The Corporation, through its authorized representatives, the Board of Directors and the stockholders shall have the power to execute all instruments, including without limitation, consents of the Board of Directors, consents of the stockholders, and agreements of the Corporation, in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of such instrument may be executed by one or more parties thereto, and an executed copy of such instrument may be delivered by one or more parties thereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written in such instrument.

<u>**EXHIBIT D**</u>

Resolutions

DOLLARDAYS INTERNATIONAL, INC.

UNANAMOUS WRITTEN CONSENT TO ACTION

OF THE SOLE STOCKHOLDER

AND BOARD OF DIRECTORS

IN LIEU OF A MEETING

Pursuant to Sections 141(f) and 228(a) of the Delaware General Corporation Law of the State of Delaware

---

THE UNDERSIGNED, being the sole stockholder and sole director of DollarDays International, Inc., a Delaware corporation (the "**Corporation**"), who would be entitled to notice of a meeting of the stockholders and Board of Directors of the Corporation for the purpose of taking the actions and adopting the resolutions set forth below, do hereby waive such notice, take the following actions and adopt the following resolutions by written consent to action (this "**Consent**") without a meeting pursuant to Sections 141(f) and 228(a) of the Delaware General Corporation Law of the State of Delaware:

> **RESOLVED**, that the Agreement and Plan of Merger by and among Insignia Solutions PLC, Jeode Inc., the Corporation and the representative of the holders of all of the capital stock of the Corporation, attached hereto as Exhibit A (the "**Agreement**"), with such variations and amendments as may be necessary or advisable, is hereby adopted and approved in all respects; and further
>
> **RESOLVED**, that the appropriate directors and officers of the Corporation be, and hereby are authorized and directed to file a Certificate of Merger in the State of Delaware, with such further provisions and with such changes as such directors and officers may, upon the advice of counsel, deem necessary and such execution to be conclusive evidence of such approval; and further
>
> **RESOLVED**, that each other document and instrument necessary or desirable to be executed in connection with the Agreement be, and they hereby are, approved; and further

RESOLVED, that the appropriate directors and officers of the Corporation be and are hereby authorized and directed to execute such additional documents and take such additional action as may be necessary or desirable to effect the intent of the foregoing resolutions and to carry out the transactions contemplated by Agreement; and further

RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation, in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the __ day of June 2008.

DOLLARDAYS INTERNATIONAL, LLC
sole stockholder

By: ______________________
Name: Peter H. Engel
Title: Manager

DIRECTOR

____
Peter H. Engel

{00078305.DOC.2}